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                                  Exhibit 10.1
                                  ------------

                      THIRD AMENDMENT TO CREDIT AGREEMENT


         This Third Amendment to Credit Agreement is entered into as June 5, 1996, by and between INTERVISUAL BOOKS, INC., a California corporation ("Borrower") and CITY NATIONAL BANK, a national banking association ("CNB").

                                    RECITALS

         A. Borrower and CNB are parties to that certain Credit Agreement, dated May 31, 1994, as amended by that certain First Amendment to Credit Agreement, dated June 19, 1995, as amended by that certain Second Amendment to Credit Agreement, dated July 7, 1995, as herein amended, hereinafter the "Credit Agreement".

         B. Borrower and CNB desire to supplement and amend the Credit Agreement as hereinafter set forth.

         NOW, THEREFORE, the parties agree as follows:

1. DEFINITIONS. Capitalized terms used in this Amendment without definition shall have the meanings set forth in the Credit Agreement.

2.       AMENDMENTS.  The Credit Agreement is amended as follows:

         2.1 The definition of "TERMINATION DATE" contained in Section 1 of the Credit Agreement is hereby deleted in its entirety, and there shall be added and inserted a new definition of "TERMINATION DATE" as follows:

                      "TERMINATION DATE.   shall mean May 31, 1997.
                      Notwithstanding the foregoing, CNB may, at its option, terminate this Agreement pursuant to Section 7.3; the date of any such termination will become the Termination Date as that term is used in this Agreement."

         2.2 Section 5.5.1 of the Credit Agreement is hereby deleted in its entirety, and there shall be added and inserted a new Section 5.5.1 as follows:

                     "5.5.1       Tangible Net Worth plus Subordinated Debt of
                     not less than $3,100,000.00 for fiscal quarters ending June 30, 1996 and March 31, 1997;"

         2.3 Section 5.5.2 of the Credit Agreement is hereby deleted in its entirety, and there shall be added and inserted a new Section 5.5.2 as follows:

                     "5.5.2       Tangible Net Worth plus Subordinated Debt of
                     not less than $3,300,000.00 for fiscal quarters ending September 30, 1996 and December 31, 1996;"
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3.       EXISTING AGREEMENTS.    Except as expressly amended herein, the Credit
Agreement shall remain in full force and effect, and in all other respects is affirmed.

4.       CONDITIONS PRECEDENT.    This Amendment shall become effective upon
the fulfillment of all of the following conditions to CNB's satisfaction:

         4.1 CNB shall have received this Amendment duly executed by Borrower.

5.       COUNTERPARTS.            This Amendment may be executed in any number
of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

6.       GOVERNING LAW.           This Amendment and the rights and obligations
of the parties hereto shall be construed in accordance with, and governed by the laws of the State of California.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


"Borrower"                                  INTERVISUAL BOOKS, INC.,
                                            a California corporation


                                            By:        /s/ Gail A. Thornhill
                                                ----------------------------
                                                Gail A. Thornhill,
                                                Corporate Secretary


"CNB"                                       CITY NATIONAL BANK, a
                                            national banking association


                                            By:       /s/ Brad Sims
                                                ----------------------------
                                                Brad Sims,
                                                Senior Vice President/Manager



                                            By:       /s/ John Curry
                                                ----------------------------
                                                John Curry,
                                                Vice President